Exhibit 99.1

Biographical Information of New Directors

The biographical information for the New Directors set forth below was provided in the Glenview Consent Solicitation.

Steven Epstein, 69. Since 1973, Mr. Epstein has served as the founder and current member of Epstein Becker & Green, P.C. Mr. Epstein currently serves on the board of directors of Catamaran Corporation, a pharmacy benefit management company, Discovery Health, a subsidiary of Discovery Ltd., MedExpress, a provider of healthcare, Rescare, Inc., a human services company, Align Networks, Inc., a provider of workers’ compensation physical medicine programs, as well as several other health care companies. Mr. Epstein previously served on the board of directors of Team Health Holdings, Inc., a provider of hospital-based clinical outsourcing and a contractual provider of emergency doctors to the Company, Emergency Medical Services Corporation, a provider of medical transportation and facility-based services, and Catalyst Health Solutions Inc., a pharmacy benefit management company. He also currently serves as the Chairman of the Columbia Law School board of visitors.

Mary Taylor Behrens, 52. Since November 2004, Ms. Behrens has served as the President of Newfane Advisors, Inc., a private consulting firm she founded. From February 2001 to January 2003, Ms. Behrens served as Head or Co-Head of Merrill Lynch Investment Managers, Americas Region. From February 1998 to January 2001, Ms. Behrens served as Senior Vice President of Merrill Lynch & Co., where she served as Head of Human Resources and a member of its executive committee. Previously, Ms. Behrens served as a Managing Director in healthcare investment banking of Merrill Lynch & Co. She has served as Chair of the compensation committee and a member of the corporate governance and nominating committee since November 2010 and a member of the audit committee since 2012 of the board of directors of Sagent Pharmaceuticals, Inc., an injectable pharmaceutical company. From November 2004 to December 2007, Ms. Behrens served as a member of the compensation and quality committees of the board of directors of Manor Care, Inc., a provider of short-term and post-acute services and long-term care.

Kirk Gorman, 62. Mr. Gorman has served as the Executive Vice President, Chief Financial Officer of Jefferson Health System, a hospital system in Philadelphia, Pennsylvania since September 2003. From April 1987 to March 2003, Mr. Gorman served as the Senior Vice President, Chief Financial Officer of Universal Health Services, Inc., a hospital management company and President, Chief Financial Officer and a member of the Board of Trustees of Universal Health Realty Income Trust, a real estate investment trust specializing in healthcare and human service related facilities. Mr. Gorman has served as a member of the audit committee of the board of directors of IASIS Healthcare LLC, a privately held operator of acute care hospitals, since February 2004 and chairman of the board of directors of CardioNet, Inc., a supplier of integrated mobile cardiac technology since 2011, where he has served as director since August 2008. From June 2007 to October 2009, he also served on the board of Care Investment Trust, a real estate investment trust. From November 2001 to December 2003, and from February 2005 until its acquisition by Cardinal Health, Inc. in July 2007, Mr. Gorman served as a member of the board of directors of VIASYS Healthcare, Inc. a healthcare technology company.

Stephen Guillard, 63. From January 2007 to his retirement in December 2011, Mr. Guillard has served as the Chief Operating Officer of Manor Care, Inc., a provider of short-term and post-acute services and long-term care, where he previously served as Executive Vice President from June 2005 to January 2007. From March 1988 to June 2005, Mr. Guillard served as the Chairman, President and Chief Executive Officer of Harborside Healthcare Corporation, a nursing facility operator. Previously, he served as the Co-Founder, President and Chief Executive Officer of Diversified Health Services, Inc., a skilled nursing owner and operator. He currently serves as Chairman of the board of directors of the Alliance for Quality Nursing Home Care and as director of naviHealth, Inc., a provider of post-acute care support solutions. He formerly served as Chairman of the board of directors of Harborside Healthcare Corporation, Diversified Health Services, Inc., and as a member of the quality committee of the board of directors of Manor Care, Inc. from 2006 to 2011.

JoAnn Reed, 57. From April 2008 to April 2009, Ms. Reed served as an advisor to the Chief Executive Officer of Medco Health Solutions, Inc., a prescription benefits management company, where she served as Chief Financial Officer from 1996 to March 2008 and Senior Vice President, Finance from 1992 to March 2008. From 1988 to 1992, she was employed by Medco Containment Services, Inc. Previously, Ms. Reed served as an Assistant Controller of CBS Records, a division of CBS, Inc., an entertainment company, American Re-insurance Co., a subsidiary of Aetna, Standard and Poor’s and Timeplex Inc., a subsidiary of Unisys Corporation. Since November 2007, Ms. Reed has served as a member of the audit committee of the board of directors of American Tower Corporation, a provider of wireless and broadcast towers, where she has served as director since May 2007. She has served as a member of the board of directors of Waters Corporation, a laboratory analytical instrument and software company, since May 2006. She also currently serves on the board of trustees of St. Mary’s College of Notre Dame, Indiana.

John McCarty, 58. From February 2006 until his retirement in December 2009, Mr. McCarty served as the Executive Vice President and Chief Financial Officer of SHPS, Inc., a provider of health improvement programs. From October 2011 to May 2012, he also served as a consultant of Metalmark Capital Holdings, LLC, a private equity firm. From April 2000 to March 2005, Mr. McCarty served as Chief Financial Officer of LabOne, Inc., a provider of health screening and risk assessment services to life insurance providers acquired by Quest Diagnostics Incorporated in October 2005. From January 1999 to December 1999, he served as Senior Vice President and Chief Financial Officer of eai Healthcare Staffing Solutions, Inc., a provider of temporary staffing and allied health personnel acquired by RehabCare Group, Inc. From November 1997 to November 1998, Mr. McCarty served as Chief Financial Officer of United Dental Care, a dental insurance provider acquired by Protective Life Corporation, an insurance provider. From May 1996 to October 1997, he served as Chief Financial Officer of NovaMed Eyecare Services, LLC., a surgery center. Prior to 1996, he served as Assistant Vice President of Corporate Finance and Vice President of Columbia Capital Corporation for Columbia/HCA, a private operator of healthcare facilities, where he was responsible for securing over $7 billion in financing.

Steven Shulman, 62. Since 2008, Mr. Shulman has served as a senior advisor of Water Street Healthcare Partners, LLC, a private equity firm. From 2002 to 2008, Mr. Shulman served as Chairman, Chief Executive Officer of Magellan Health Services, Inc., a diversified specialty healthcare management organization, where he spearheaded its turnaround and restructuring following bankruptcy. From 1997 to 1999, he served as Chairman, President and Chief Executive Officer of Prudential Healthcare Inc., a health insurance provider, where he spearheaded its turnaround and successful sale to Aetna Inc. Mr. Shulman has also served as President of the Pharmacy and Disease Management Group of Value Health, Inc., a managed care company he co-founded, from 1987 to 1997, as President of the East Central Division of Cigna, a global health insurance and service company, from 1983 to 1987 and as Director, Medical Economics of Kaiser Permanente, an integrated managed care consortium, from 1973 to 1983. Mr. Shulman also served as a Managing General Partner of Internet Healthcare Group, LLC, a health care and technology venture capital fund that he founded. Mr. Shulman currently serves on the board of directors of Accretive Health, Inc., a provider of services to healthcare providers, as well as several privately-held companies.

Peter Urbanowicz, 49. Since May 2008, Mr. Urbanowicz has served as a Managing Director of Alvarez & Marsal Healthcare Industry Group LLC, a leading independent global professional services firm, where he leads the healthcare compliance practice. From January 2004 to March 2008, Mr.

Urbanowicz served as the Executive Vice President, General Counsel and Secretary of Tenet Healthcare Corporation, a manager of acute care hospital companies, where he was successful in resolving major federal criminal investigations and civil lawsuits facing the company. From October 2001 to December 2003, he served as Deputy General Counsel of the U.S. Department of Health and Human Services (HSS), where he was a member of the team that drafted the Medicare Prescription Drug Act of 2003. Mr. Urbanowicz currently serves as Chairman of the compliance committee of the board of directors of Maxim Healthcare Services, Inc., a provider of home health, medical staffing and wellness services.